UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 05, 2025

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place Suite 850
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock. $0.01 par value	SAM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s “Named Executive Officers” or “NEOs” for its fiscal year ended December 28, 2024 (“Fiscal Year 2024”) were President and Chief Executive Officer Michael Spillane, Treasurer and Chief Financial Officer Diego Reynoso, and our next three most-highly compensated Executive Officers, namely Chief Marketing Officer Lesya Lysyj, Chief People Officer Carolyn L. O’Boyle, and Chief Sales Officer Michael R. Crowley. Additionally, pursuant to 17 CFR § 229.402, former President and Chief Executive Officer David A. Burwick qualifies as an NEO for Fiscal Year 2024. Mr. Burwick stepped down from his position as President and Chief Executive Officer effective as of March 31, 2024, remaining with the Company in an advisory role through March 2026. Mr. Spillane was appointed President and Chief Executive Officer effective April 1, 2024.

Fiscal Year 2024 NEO Cash Bonuses

Bonuses payable to our Executive Officers, including NEOs, are primarily based on Company performance against certain “Company Goals” in accordance with a “Bonus Scale,” all as approved by the Compensation Committee of the Company’s Board of Directors.

As reported in a Form 8-K filed by the Company on February 22, 2024, at its meeting on February 16, 2024, the Compensation Committee approved: (1) company-wide goals for Fiscal Year 2024 (the “2024 Company Goals”); (2) the 2024 bonus target for each Executive Officer, as a percentage of their base salary (“2024 Bonus Target”); and (3) a bonus funding scale ranging from 0% to 250% (the “2024 Bonus Scale”) for determining bonus payouts as a percentage of each Executive Officer’s respective 2024 Bonus Target, based on the Committee’s determination of the Company’s ultimate achievement of the 2024 Company Goals.

The target parameters of the 2024 Company Goals, based on the Company’s 2024 Financial Plan, consisted of achieving: (1) certain depletions targets over 2023 (“2024 Depletions Growth”), which were weighted as 50% of the goals; (2) certain Earnings Before Interest & Tax (“EBIT”) targets, which were weighted as 30% of the goals; and (3) certain focused operating expense cost savings targets, which were weighted as 20% of the goals.

Also as previously reported, the 2024 Bonus Target approved on February 16, 2024 for each NEO was as follows:

•
Mr. Burwick: 120% of base salary;
•
Mr. Reynoso: 65% of base salary;
•
Ms. Lysyj: 65% of base salary;
•
Ms. O’Boyle: 65% of base salary; and
•
Mr. Crowley: 50% of base salary.

In other words, for example, if the Company achieved 100% on the 2024 Bonus Scale, Mr. Reynoso would be eligible for a cash bonus of 65% of his base salary, subject to limited adjustment by the Compensation Committee as described in more detail below.

Mr. Spillane’s 2024 Bonus Target was set at 120% of his non-prorated full-year base salary as reported in a Form 8-K filed by the Company on February 27, 2024. Also as reported in the February 27, 2024 Form 8-K, Mr. Burwick’s target bonus was set at $258,151, limited to the time he served as President and CEO.

As further reported in the February 22, 2024 Form 8-K, the bonus of each Executive Officer for Fiscal Year 2024 was to be determined by the Compensation Committee before March 1, 2025, based on the three-step process outlined below. This process was finalized by the Committee at its February 5, 2025 meeting.

First, the Committee confirmed and ratified the Company’s achievement of the 2024 Company Goals against the 2024 Bonus Scale (the “2024 Achievement”). At its meeting on February 5, 2025, the Compensation Committee reviewed the Company’s performance against the 2024 Bonus Scale and determined that the Company achieved 90% on the 2024 bonus Scale.

Second, the Committee established an aggregate bonus pool for the Company’s coworkers, including the NEOs and other Executive Officers by applying the 2024 Achievement against each Officer’s 2024 Bonus Target, ultimately funding the bonus pool at 95%.

Third, the Compensation Committee considered whether to adjust each Executive Officer’s final 2024 bonus payout based on the Committee’s assessment of each Executive Officer’s overall job performance, key competencies, and the achievement of relevant objectives and key results in 2024. The Committee had retained the discretion to increase or decrease an Officer’s bonus payout by up to 10% from the baseline target bonus, if the Officer was deemed to have performed “successfully” in 2024, and by up to 30% if the Officer was deemed to have performed “exceptionally.” The Committee had also retained the discretion to decrease an Officer’s 2024 bonus payout to as low as $0 if the Officer was deemed to have performed “unsatisfactorily.”

After following the three-step process described above, the Committee ultimately approved 2024 bonuses for the Company’s Executive Officers. Approved bonuses for NEOs were:

•
$981,540 for Mr. Spillane;
•
$382,470 for Mr. Reynoso;
•
$334,918 for Ms. Lysyj;
•
$325,718 for Ms. O’Boyle;
•
$196,668 for Mr. Crowley; and
•
$232,336 for Mr. Burwick.

These bonuses are expected to be paid on or around March 5, 2025.

2025 NEO Base Salaries

At its meeting on February 5, 2025, the Compensation Committee also approved 2025 base salaries for our Named Executive Officers of:

•
$905,000 for Mr. Spillane, a 5% increase from his 2024 base salary.
•
$642,720 for Mr. Reynoso, a 3% increase from his 2024 base salary;
•
$561,794 for Ms. Lysyj, a 3% increase from her 2024 base salary;
•
$546,364 for Ms. O’Boyle, a 3% increase from her 2024 base salary; and
•
$450,000 for Mr. Crowley, an 8% increase from his 2024 base salary.

The purpose of Mr. Spillane’s 5% increase is to bring his base salary more in line with the base salary compensation of chief executive officers at peer companies, following an analysis carried out by an independent consultant retained by the Compensation Committee. Mr. Crowley’s 8% increase was due to similar market factors. The salary increases for the NEOs will be effective March 2, 2025, the same date that salary increases for other coworkers will take effect.

Mr. Burwick is no longer a salaried coworker with a base salary. His 2025 compensation as a consultant is outlined in his Transition Agreement, which was attached as Exhibit 10.1 to the February 27, 2024 Form 8-K.

2025 Long-Term Equity Awards

At its meeting on February 5, 2025, the Compensation Committee approved, subject to ratification and approval by the full Board of Directors, long-term equity awards for shares of the Company’s Class A Common Stock to the NEOs and other Executive Officers, except for Mr. Spillane and Mr. Burwick, pursuant to the Company’s Employee Equity Incentive Plan. The grants were subsequently ratified and approved by the full Board of Directors on February 6, 2025, and all will be granted and effective on March 1, 2025. The awards are described in detail below.

RSUs Awarded to NEOS

The full Board awarded restricted stock units (the “2025 RSUs”) to the Company’s NEOs (except for Mr. Spillane and Mr. Burwick) and certain other Executive Officers. Vesting of the 2025 RSUs will be 50% time-based and 50% performance-based. The Time-Based RSUs will vest 25% per year, i.e., 12.5% of the total grant, over a four-year period, with the first vesting occurring on March 1, 2026, and the last on March 1, 2029, contingent upon continued employment with the Company on the applicable vesting dates.

Vesting of the Performance-Based RSUs will be contingent upon: (1) the Company meeting certain compounded annual growth rate (“CAGR”) targets for net revenue growth in Fiscal Year 2027 over Fiscal Year 2024; and (2) continued employment on March 1, 2028. The Compensation Committee will determine, in its sole discretion, whether the Company has met the vesting criteria prior to March 1, 2028. The CAGR targets will be assessed on a sliding linear scale, whereby the Compensation Committee has discretion to establish the ultimate target achievement on a pro rata basis in between the performance threshold points below:

•
If CAGR is down more than 3%, none of the target RSU Shares will vest;
•
If CAGR is down less than 3%, then 50% of the target RSU Shares will vest
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If CAGR is flat, then 100% of the target RSU Shares will vest; and
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If CAGR is equal to or greater than 3%, 200% of the target RSU Shares will vest.

As an illustration of the linear sliding scale, if CAGR is down 1.5%, the Compensation Committee would have discretion to determine that 75% of the target RSU Shares will vest on March 1, 2028. If CAGR is up 1.5%, the Compensation Committee would have discretion to determine that 150% of the target RSU Shares will vest on March 1, 2028. The scale is capped at 200%.

The values of the 2025 RSUs Awards to be granted to our NEOS on March 1, 2025 are as follows:

NEO Time-Based RSUs Performance-Based RSUs

Mr. Reynoso $650,000 $650,000

Ms. Lysyj $300,000 $300,000

Ms. O’Boyle $300,000 $300,000

Mr. Crowley $500,000 $500,000

The total number of target RSUs to be granted pursuant to these awards will be calculated based on the closing price of the Company’s Class A Common Stock on February 28, 2025, the last business day before the grant date (the “Close Price”).

Special Performance-Based RSU

At its meeting on February 6, 2025, on the recommendation of the Compensation Committee, the Board of Directors approved a Special Performance-Based RSU (the “Special RSU”) to be awarded to each Executive Officer, except for Founder and Chairman C. James Koch and Dogfish Head Founder Samuel A. Calagione, as well as to certain other senior leaders of the Company. Mr. Burwick also did not receive the Special RSU. The Special RSUs will be awarded effective on March 1, 2025.

Vesting of the Special RSUs will be contingent upon: (1) the Company achieving positive depletions growth in a three-quarter rolling period over the analogous three-quarter period from the previous fiscal year, in or before the three fiscal quarter period ending immediately prior to March 31, 2027 (the “Growth Criterion”); and (2) continued employment on the applicable vesting dates.

The Compensation Committee will review and determine, on a quarterly basis and in its sole discretion, whether the Growth Criterion has been achieved, with the “Initial Review” occurring in October 2025 following the third quarter of Fiscal Year 2025. The Initial Review will analyze whether: (1) aggregate Company depletions for Q1 through Q3 of Fiscal Year 2025 exceeded (2) aggregate depletions for Q1 through Q3 of Fiscal Year 2024. The Committee will undertake this analysis on a rolling quarterly basis until the earlier of: (i) the achievement of the Growth Criterion; or (ii) the expiration of the Special RSU. The Growth Criterion may only be achieved once; after the Growth Criterion has been achieved, no additional reviews will be performed by the Compensation Committee. The final period of eligibility will be Q3 of Fiscal Year 2026 through Q1 of Fiscal Year 2027, with the “Final Review” to be performed by the Compensation Committee in April 2027. If the Growth Criterion has not been achieved through that period, the Special RSU will expire and no RSUs will vest.

If the Compensation determines that the Growth Criterion has been achieved: (1) 50% of the RSUs will immediately vest; (2) 25% of the RSUs will vest on the subsequent March 1; and (3) 25% of the RSUs will vest one year later on the next

March 1. By way of example, if the Compensation Committee determines in October 2025 that the Growth Criterion has been achieved following the Initial Review, then 50% of the RSUs will vest in October 2025; 25% of the shares will vest on March 1, 2026; and 25% of the shares will vest on March 1, 2027.

The value of the Special RSUs to be granted to each of our NEOs, except for Mr. Burwick, is $1,000,000. The total number of RSUs to be granted will be calculated based on the Close Price.

Long-Term Equity Awards to President and CEO Michael Spillane

On February 8, 2025, the full Board approved an award of $6,200,000 in long-term equity awards to Mr. Spillane, 50% of which will be Time-Based Option Awards and 50% of which will be Performance-Based Option Awards, each to be awarded on March 1, 2025. The Time-Based Option Awards will vest 25% per year over a four-year period, with the first vesting occurring on March 1, 2026, and the last on March 1, 2029, contingent upon continued employment with the Company on the applicable vesting dates. The Performance-Based Option Awards will have the same vesting contingencies and vesting schedule as the Performance-Based RSUs awarded to our other NEOs, as described in more detail above. The total number of option shares to be granted pursuant to these awards will be calculated based on the Close Price, and the exercise price of the Option Awards will be the Close Price.

Change in Control

Each of these long-term equity awards will include a double-trigger Change in Control clause which provides that the awards shall immediately vest in full in the event that a Change in Control results in the termination of the employment of the recipient without cause or for good reason within 12 months of the Change in Control. For the purposes of these grants, the term “Change in Control” means if Chairman C. James Koch and/or members of his family cease to control a majority of the Company’s Class B Stock.

Fiscal Year 2025 Cash Bonus Opportunities

At its meeting on February 6, 2025, the Compensation Committee also approved: (1) company-wide goals for the fiscal year ending December 27, 2025 (the “2025 Company Goals”); (2) the 2025 bonus target for the Company’s Executive Officers except for Mr. Koch, including our NEOs, as a percentage of their base salary (the “2025 Bonus Target ”); and (3) a bonus funding scale ranging from 0% to 250% (the “2025 Bonus Scale”) for determining bonus payouts as a percentage of each Executive Officer’s respective 2025 Bonus Target, based on the Committee’s determination of the Company’s achievement of the 2025 Company Goals.

The 2025 Company Goals consist of achieving: (1) certain depletions targets over 2024, which are weighted as 50% of the goals; (2) certain EBIT targets, which are weighted as 30% of the goals; and (3) certain focused cost savings targets, which are weighted as 20% of the goals.

Approved 2025 NEO Bonus Targets are as follows:

•
Mr. Spillane: 120% of base salary, no change from his 2024 Bonus Target;
•
Mr. Reynoso: 75% of base salary, a ten-percentage point increase from his 2024 Bonus Target;
•
Ms. Lysyj: 65% of base salary, no change from her 2024 Bonus Target;
•
Ms. O’Boyle: 65% of base salary, no change from her 2024 Bonus Target; and
•
Mr. Crowley: 60% of base salary, a ten-percentage point increase from his 2024 Bonus Target.

The Bonus Targets that were set for other Company Executive Officers range between 0% and 65% of their respective base salaries, with payout levels to be calculated in accordance with the 2025 Bonus Scale. Mr. Burwick is not eligible for a 2025 cash bonus. To be eligible for a bonus payment, Executive Officers and other coworkers generally must remain employed by the Company on the last business day of the year.

The 2025 bonus payout of each NEO will be determined by the Compensation Committee before March 1, 2026, using the same three-step process that was used to determine prior year bonuses.

Approval of the Class B Stockholder

The above equity grants and cash bonus opportunities were approved by the sole holder of the Company’s Class B Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc

Date:	February 11, 2025	By:	/s/ Michael Spillane
Name: Michael Spillane Title: President & Chief Executive Officer